SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) : March 17, 1997

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated September 27, 1996, which forms ABFS Mortgage Loan Trust 1996-2, which will issue the ABFS Mortgage Loan Trust 1996-2, Mortgage Pass-through Certificates, Series 1996-2).

             Prudential Securities Secured Financing Corporation
            (Exact name of registrant as specified in its charter)

     Delaware                      333-91148                 13-3526694
(State or other jurisdiction      (Commission File       (I.R.S. Employer
of incorporation or organization)    Number)            Identification No.)


  One New York Plaza
  New York, New York                                                  10292
(Address of Principal Executive Offices)                           (Zip Code)


     Registrant's telephone number, including area code : (212) 214-7435

                                  No Change
        (Former name or former address, if changed since last report.)


                                     Page 1 of 4       This report
                                                       consists of consecutively
                                                       numbered pages.

Item 5.  Other Events.

         On March 17, 1997, April 15, 1997, and May 15, 1997 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibits 99.1, 99.2 and 99.3 hereto.

         No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  Financial Statements and Exhibits.

         (c)   The following exhibits are filed as part of this report:

            Statement to  Certificateholders  on March 17, 1997 filed as Exhibit
            99.1 hereto.

            Statement to  Certificateholders  on April 15, 1997 filed as Exhibit
            99.2 hereto.

            Statement  to  Certificateholders  on May 15,  1997 filed as Exhibit
            99.3 hereto.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHASE MANHATTAN BANK
                                    (SUCCESSOR BY MERGER OF THE
                                    CHASE MANHATTAN BANK, N.A.),
                                    AS TRUSTEE, FOR
                                    ABFS MORTGAGE LOAN TRUST 1996-2

Date: June 11, 1997                 By:/s/ Ronald Feldman

                                           Ronald Feldman
                                           Vice President

INDEX TO EXHIBITS


    Exhibit
    Number                       Description of Exhibits
     Page


      99.1       Monthly Certificateholder Statement on        5
                 March 17, 1997.

      99.2       Monthly Certificateholder Statement on        9
                 April 15, 1997.

      99.3       Monthly Certificateholder Statement on       13
                 May 15, 1997.

                                 Exhibit 99.1

             Monthly Certificateholder Statement on March 17, 1997

ABFS MORTGAGE LOAN TRUST REMIC SERIES 1996-2
MORTGAGE PASS-THROUGH CERTIFICATES,CLASS A AND CLASS R
              THE CHASE MANHATTAN BANK AS TRUSTEE
              MONTHLY SERVICING CERTIFICATE
DUE PERIOD

BEGINNING DATE:         02/01/97          END DATE:   02/28/97
DISTRIBUTION DATE:            03/17/97

BEGINNING POOL BALANCE:                               $38,413,093.57
BEGINNING CLASS A CERTIFICATE BALANCE:                $36,570,126.37

1.TOTAL INTEREST PAYMENTS RECEIVED                                $382,667.70

2.TOTAL PRINCIPAL PAYMENTS/PREPAYMENTS RECEIVED                   $450,492.62
    A) TOTAL REGULAR PRINCIPAL                                     $63,938.92
    B) TOTAL PRINCIPAL PREPAYMENTS RECEIVED CLASS A (100%)        $384,553.70
    C) PARTIAL PREPAYMENTS         CLASS A (100%)                   $2,000.00

3. MISCELLANEOUS FEES                                               $1,495.88

4. TOTAL INSURANCE PROCEEDS                           NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)               NONE
  B) PROPERTY PROTECTION EXPENSES (TO SERVICER)       NONE
  C) AMOUNT ALLOCATED TO CLASS A                      NONE
                        BALANCE OF PROCEEDS           NONE

5. TOTAL LIQUIDATION PROCEEDS                         NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)               NONE
  B) PROPERTY PROTECTION XPENSES (TO SERVICER)        NONE
      BALANCE OF PROCEEDS (100% CLASS A)              NONE

6. SUBSTITUTION/PURCHASE DEFECTIVE-DELINQUENT LOANS + NONE
  A) SUBSTITUTION AMOUNT ++                           NONE
  B) PURCHASE PRICE AMOUNT                            NONE
  C) AMOUNT ALLOCATED TO CLASS A                      NONE

7. AMOUNT OF ADVANCES **                                             $11,411.32

8.BALANCE OF CAPITALIZED INTEREST ACCOUNT AT CLOSING                $174,835.85
  AGGREGATE AMOUNT OF WITHDRAWALS FROM CAPITALIZED INTEREST ACCOUNT $174,835.85
  A) WITHDRAWALS FROM OCT96                                          $58,278.62
   B) WITHDRAWALS FROM NOV96                                         $58,278.62
   C) WITHDRAWALS FROM DEC96                                         $58,278.61
  BALANCE REMAINING IN CAPITALIZED INTEREST ACCOUNT                       $0.00

9. SERVICING FEE                                                     $16,005.46

10.TRUSTEE FEE                                                        $1,280.44

11. SURETY FEE                                                       $8,533..03

12. AMOUNT DELETED FROM SERVICING FEE FOR EXTERNAL ACCOUNTANTS
    ($2,000.00 QUARTERLY OR $666.66 MONTHLY)                            $666.66

13. AGGREGATE WITHDRAWALS (LIST BELOW)
    A) LIQUIDATION EXPENSES                           NONE
    B) PROPERTY PROTECTION EXPENSES                   NONE
    C) EXCESS OF SUBSTITUTED/REPURCVHASED DEFECTIVE MORTGAGE LOAN       NONE
    D) LEGAL EXPENSES                                 NONE
    E) UNREIMBURSED ADVANCES (WITHOUT INTEREST)                       $2,619.24
    F) NON-RECOVERABLE ADVANCES                       NONE
    G) MISCELLANEOUS FEES                                             $1,495.88

14. TOTAL AVAILABLE FUNDS FOR DISTRIBUTION                          $846,067.52

15. CLASS A FORMULA AMOUNT
    A) INTEREST (7.525%)                                            $229,325.17
    B) UNPAID CLASS A INTEREST SHORTFALL              NONE
    C) PRINCIPAL PAYMENTS                                            $63,938.92
    D) PREPAYMENTS (100%)                                           $386,553.70
    E) UNPAID CLASS A PRINCIPAL SHORTFALL             NONE
    F) OTHER                                          NONE
    G) TOTAL                                                        $679,817.79
16. REMAINING AVAILABLE FUNDS                                       $166,249.73

17. CLASS A DISTRIBUTION AMOUNT
    A) AMOUNT ALLOCABLE TO CURRENT INTEREST                         $229,325.17
    B) AMOUNT OF INTEREST UNPAID TO CLASS A HOLDERS PLUS
       ACCRUED INTEREST AT 7.525% FROM DISTRIBUTION DATE
       TO DISTRIBUTION DATE                           NONE
    C) AMOUNT ALLOCABLE TO CURRENT PRINCIPAL                        $450,492.62
    D) AMOUNT OF ANY UNPAID CLASS A PRINCIPAL SHORTFALL     NONE
    E) SUB-TOTAL                                                    $679,817.79
    F) EXCESS INTEREST PAYABLE TO CLASS A AS PRINCIPAL              $136,315.69
    G) TOTAL                                                        $816,133.48

18. UNPAID PRINCIPAL AND INTEREST FROM PRIOR AND CURRENT PERIOD
    A) UNPAID CLASS A INTEREST SHORTFALL              NONE
    B) UNPAID CLASS A PRINCIPAL SHORTFALL             NONE

19. REALIZED LOSSES (UNALLOCATED)
    A) PRINCIPAL BALANCE OF DEFAULTED LOAN            NONE
    B) UNPAID ACCRUED INTEREST (LESS SERVICING AND TRUSTEE FEES)  NONE
    C) LIQUIDATION PROCEEDS                           NONE
    D) REALIZED LOSSES (IF ANY)                       NONE
    E) AMOUNT OF LOSS ALLOCATED TO CLASS A            NONE

20. OVER-COLLATERALIZATION AMOUNT (POOL BALANCE-DELINQUENT
    LOAN LOSS RESERVES-DEFECTIVE MORTGAGE BALANCE NOT
    SUBSTITUTED OR REPURCHASED=ADJUSTED POOL BALANCE
    A) ADJUSTED POOL BALANCE                                     $38,413,093.57
            MINUS
    B) CLASS A CERTIFICATE BALANCE                               $36,570,126.37
    C) DIFFERENCE                                                 $1,842,967.20
      DIVIDED BY
    D) ADJUSTED POOL BALANCE                                     $38,413,093.57
    E) OVERCOLLATERALIZATION AMOUNT AS A PERCENTAGE                     4.80%

21. CLASS R DISTRIBUTION AMOUNT *                                       NONE

22. TOTAL POOL BALANCE AFTER DISTRIBUTION (1)                    $37,962,600.95

23. CLASS A PRINCIPAL FACTOR AFTER DISTRIBUTION IS MADE
    A) PRINCIPAL AFTER DISTRIBUTION                              $35,983,318.06
    B) ORIGINAL PRINCIPAL                                        $38,799,000.00
    C) CLASS A PRINCIPAL FACTOR                                    0.9274290074
    D) CLASS A PERCENTAGE AFTER DISTRIBUTION IS MADE                      94.79
24. DELINQUENCIES
    PERIOD                       NUMBER         PRINCIPAL
    (DAYS)                     OF LOANS         BALANCE
      30                           8           $ 798,061.53
      60                           0           $       0.00
    90 OR GREATER                  0           $       0.00
    FORECLOSURES                   1           $ 127,441.33
    REAL ESTATE ACQUIRED           0           $       0.00
    TOTAL                          9           $ 925,502.86

25. LISTING OF PROPERTY DAMAGED BY HAZERDOUS
    WASTE, IF APPLICABLE SEE ATTACHED
    APPLICABLE_______                            NOT APPLICABLE__X___

26. CAPITALIZED INTEREST ACCOUNT RECAP
    A. AGGREGATE WITHDRAWALS                    $174,835.85
    B.REMAINING BALANCE                         $0.00

27. WEIGHTED AVERAGE COUPON OF LOANS AFTER DISTRIBUTION HAS BEEN MADE   13.30

28. WEIGHTED AVERAGE MATURITY OF LOANS AFTER DISTRIBUTION HAS BEEN MADE 178

PREPARED BY:
ANNE BUCCERONI

VERIFIED BY:
DAVID LEVIN
* CLASS R WILL NOT RECEIVE ANY PAYMENTS UNTIL SUCH TIME OVERCOLLATERALIZATION
IS MET.
** DETERMINED AS OF THE CLOSE OF BUSINESS ON THE4 DAY PRECEDING THE SERVICERS DISTRIBUTION DATE.(10TH DAY)
+ LOAN RATE MUST BE AT LEAST EQUAL TO LOAN RATE BEING REPLACED BY,
  SAME OR BETTER PROPERTY TYPE, SAME OR BETTER OCCUPANCY STATUS, SHALL MATURE NO LATER HAN REPLACED LOAN, CLTV NO HIGHER THAN REPLACED LOAN, SAME OR HIGHER QUALITY OF REPLACED LOAN, SHALL BE A FIRST MORTGAGE LOAN IF LOAN REPLACED WAS FIRST MORTGAGE, PRINCIPAL BALANCE EQUAL TO OR LESS THAN REPLACED LOAN,HAS A WEIGHTED AVERAGE LIFE OF NO GREATER OR LESS THAN 12 MONTHS OF REPLACED LOAN.
++ PRINCIPAL PLUS ACCRUED AT THE NET LOAN RATE FROM DISTRIBUTION DATE TO DISTRIBUTION DATE.
(1) 224.60 POSTED TO PRINCIPAL IN ERROR TO LOAN NUMBER H633.
NO CASH TRANSACTED. THIS WILL BE CORRECTED NEXT MONTH.

                              Exhibit 99.2


             Monthly Certificateholder Statement on April 15, 1997

ABFS MORTGAGE LOAN TRUST REMIC SERIES 1996-2
MORTGAGE PASS-THROUGH CERTIFICATES,CLASS A AND CLASS R
                       THE CHASE MANHATTAN BANK AS TRUSTEE
MONTHLY SERVICING CERTIFICATE
DUE PERIOD

BEGINNING DATE:         03/01/97          END DATE:   03/31/97
DISTRIBUTION DATE:            04/15/97

BEGINNING POOL BALANCE:                               $37,962,600.95

BEGINNING CLASS A CERTIFICATE BALANCE:                $35,983,318.06

1.TOTAL INTEREST PAYMENTS RECEIVED                                $438,991.52

2.TOTAL PRINCIPAL PAYMENTS/PREPAYMENTS RECEIVED                   $373,426.89
 A) TOTAL REGULAR PRINCIPAL                                        $95,234.91
 B) TOTAL PRINCIPAL PREPAYMENTS RECEIVED CLASS A (100%)           $277,091.83
 C) PARTIAL PREPAYMENTS         CLASS A (100%)                      $1,100.15

3. MISCELLANEOUS FEES                                               $4,225.17

4. TOTAL INSURANCE PROCEEDS                           NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)               NONE
  B) PROPERTY PROTECTION EXPENSES (TO SERVICER)       NONE
  C) AMOUNT ALLOCATED TO CLASS A                      NONE
            BALANCE OF PROCEEDS                       NONE

5. TOTAL LIQUIDATION PROCEEDS                         NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)               NONE
  B) PROPERTY PROTECTION XPENSES (TO SERVICER)        NONE
      BALANCE OF PROCEEDS (100% CLASS A)              NONE

6. SUBSTITUTION/PURCHASE DEFECTIVE-DELINQUENT LOANS + NONE
   A) SUBSTITUTION AMOUNT ++                          NONE
   B) PURCHASE PRICE AMOUNT                           NONE
   C) AMOUNT ALLOCATED TO CLASS A                     NONE
7. AMOUNT OF ADVANCES **                                            $12,861.00

8.BALANCE OF CAPITALIZED INTEREST ACCOUNT AT CLOSING               $174,835.85
  AGGREGATE AMOUNT OF WITHDRAWALS FROM CAPITALIZED INTEREST
  ACCOUNT                                                          $174,835.85
   A) WITHDRAWALS FROM OCT96                                        $58,278.62
   B) WITHDRAWALS FROM NOV96                                        $58,278.62
   C) WITHDRAWALS FROM DEC96                                        $58,278.61
  BALANCE REMAINING IN CAPITALIZED INTEREST ACCOUNT                      $0.00

9. SERVICING FEE                                                    $15,817.75

10.TRUSTEE FEE                                                       $1,265.42

11. SURETY FEE                                                       $8,396.11

12. AMOUNT DELETED FROM SERVICING FEE FOR EXTERNAL ACCOUNTANTS
    ($2,000.00 QUARTERLY OR $666.66 MONTHLY)                           $666.66

13. AGGREGATE WITHDRAWALS (LIST BELOW)
    A) LIQUIDATION EXPENSES                             NONE
    B) PROPERTY PROTECTION EXPENSES                     NONE
    C) EXCESS OF SUBSTITUTED/REPURCVHASED DEFECTIVE MORTGAGE LOAN       NONE
    D) LEGAL EXPENSES                                   NONE
    E) UNREIMBURSED ADVANCES (WITHOUT INTEREST)                       $9,859.79
    F) NON-RECOVERABLE ADVANCES                         NONE
    G) MISCELLANEOUS FEES                                             $4,225.17

14. TOTAL AVAILABLE FUNDS FOR DISTRIBUTION                          $829,504.58

15. CLASS A FORMULA AMOUNT
    A) INTEREST (7.525%)                                            $225,645.39
    B) UNPAID CLASS A INTEREST SHORTFALL                 NONE
    C) PRINCIPAL PAYMENTS                                            $95,234.91
    D) PREPAYMENTS (100%)                                           $278,191.98
    E) UNPAID CLASS A PRINCIPAL SHORTFALL                NONE
    F) OTHER                                             NONE
    G) TOTAL                                                        $599,072.28

16. REMAINING AVAILABLE FUNDS                                       $230,432.30

17. CLASS A DISTRIBUTION AMOUNT
    A) AMOUNT ALLOCABLE TO CURRENT INTEREST                         $225,645.39
    B) AMOUNT OF INTEREST UNPAID TO CLASS A HOLDERS PLUS
       ACCRUED INTEREST AT 7.525% FROM DISTRIBUTION DATE
       TO DISTRIBUTION DATE                               NONE
    C) AMOUNT ALLOCABLE TO CURRENT PRINCIPAL                        $373,426.89
    D) AMOUNT OF ANY UNPAID CLASS A PRINCIPAL SHORTFALL   NONE
    E) SUB-TOTAL                                                    $599,072.28
    F) EXCESS INTEREST PAYABLE TO CLASS A AS PRINCIPAL              $190,868.06
    G) TOTAL                                                        $789,940.34

18. UNPAID PRINCIPAL AND INTEREST FROM PRIOR AND CURRENT PERIOD
    A) UNPAID CLASS A INTEREST SHORTFALL                  NONE
    B) UNPAID CLASS A PRINCIPAL SHORTFALL                 NONE

19. REALIZED LOSSES (UNALLOCATED)
    A) PRINCIPAL BALANCE OF DEFAULTED LOAN                NONE
    B) UNPAID ACCRUED INTEREST (LESS SERVICING AND TRUSTEE FEES)       NONE
    C) LIQUIDATION PROCEEDS                               NONE
    D) REALIZED LOSSES (IF ANY)                           NONE
    E) AMOUNT OF LOSS ALLOCATED TO CLASS A                NONE

20. OVER-COLLATERALIZATION AMOUNT (POOL BALANCE-DELINQUENT
    LOAN LOSS RESERVES-DEFECTIVE MORTGAGE BALANCE NOT
    SUBSTITUTED OR REPURCHASED=ADJUSTED POOL BALANCE
    A) ADJUSTED POOL BALANCE                                     $37,962,600.95
            MINUS
    B) CLASS A CERTIFICATE BALANCE                               $35,983,318.06
    C) DIFFERENCE                                                 $1,979,282.89
      DIVIDED BY
    D) ADJUSTED POOL BALANCE                                     $37,962,600.95
    E) OVERCOLLATERALIZATION AMOUNT AS A PERCENTAGE                     5.21%

21. CLASS R DISTRIBUTION AMOUNT *                                       NONE

22. TOTAL POOL BALANCE AFTER DISTRIBUTION (1)                    $37,589,174.06

23. CLASS A PRINCIPAL FACTOR AFTER DISTRIBUTION IS MADE
    A) PRINCIPAL AFTER DISTRIBUTION                              $35,419,023.11
    B) ORIGINAL PRINCIPAL                                        $38,799,000.00
    C) CLASS A PRINCIPAL FACTOR                                    0.9128849483
    D) CLASS A PERCENTAGE AFTER DISTRIBUTION IS MADE                      94.23

24. DELINQUENCIES
    PERIOD                       NUMBER         PRINCIPAL
    (DAYS)               OF LOANS         BALANCE
      30                      3           $275,331.20
      60                      2           $304,573.52
    90 OR GREATER             0           $      0.00
    FORECLOSURES              1           $127,441.33
    REAL ESTATE ACQUIRED      0           $      0.00
     TOTAL                    6           $707,346.05

25. LISTING OF PROPERTY DAMAGED BY HAZERDOUS
    WASTE, IF APPLICABLE SEE ATTACHED
    APPLICABLE_______                  NOT APPLICABLE__X___

26. CAPITALIZED INTEREST ACCOUNT RECAP
    A. AGGREGATE WITHDRAWALS                    $174,835.85
    B.REMAINING BALANCE                         $      0.00

27. WEIGHTED AVERAGE COUPON OF LOANS AFTER DISTRIBUTION HAS BEEN MADE   13.32

28. WEIGHTED AVERAGE MATURITY OF LOANS AFTER DISTRIBUTION HAS BEEN MADE 176

PREPARED BY:
ANNE BUCCERONI
VERIFIED BY:
DAVID LEVIN

* CLASS R WILL NOT RECEIVE ANY PAYMENTS UNTIL SUCH TIME OVERCOLLATERALIZATION
IS MET.
** DETERMINED AS OF THE CLOSE OF BUSINESS ON THE4 DAY PRECEDING THE SERVICERS DISTRIBUTION DATE.(10TH DAY)
+ LOAN  RATE MUST BE AT LEAST  EQUAL TO LOAN RATE  BEING  REPLACED  BY,  SAME OR
  BETTER PROPERTY TYPE, SAME OR BETTER OCCUPANCY STATUS, SHALL MATURE NO LATER HAN REPLACED LOAN, CLTV NO HIGHER THAN REPLACED LOAN, SAME OR HIGHER QUALITY OF REPLACED LOAN, SHALL BE A FIRST MORTGAGE LOAN IF LOAN REPLACED WAS FIRST MORTGAGE, PRINCIPAL BALANCE EQUAL TO OR LESS THAN REPLACED LOAN,HAS A WEIGHTED AVERAGE LIFE OF NO GREATER OR LESS THAN 12 MONTHS OF REPLACED LOAN.

++ PRINCIPAL PLUS ACCRUED AT THE NET LOAN RATE FROM DISTRIBUTION DATE TO DISTRIBUTION DATE.
(1) 224.60 POSTED TO PRINCIPAL IN ERROR TO LOAN NUMBER H633.
NO CASH TRANSACTED. THIS WILL BE CORRECTED NEXT MONTH.

                                 Exhibit 99.3


              Monthly Certificateholder Statement on May 15, 1997

ABFS MORTGAGE LOAN TRUST REMIC SERIES 1996-2
MORTGAGE PASS-THROUGH CERTIFICATES,CLASS A AND CLASS R
      THE CHASE MANHATTAN BANK AS TRUSTEE
      MONTHLY SERVICING CERTIFICATE


DUE PERIOD
BEGINNING DATE:   04/01/97          END DATE:   04/30/97

DISTRIBUTION DATE:      05/15/97


BEGINNING POOL BALANCE:                         $37,589,174.06

BEGINNING CLASS A CERTIFICATE BALANCE:          $35,419,023.11

1.TOTAL INTEREST PAYMENTS RECEIVED                          $416,983.80

2.TOTAL PRINCIPAL PAYMENTS/PREPAYMENTS RECEIVED             $732,374.57
   A) TOTAL REGULAR PRINCIPAL                                $73,417.53
   B) TOTAL PRINCIPAL PREPAYMENTS RECEIVED CLASS A (100%)   $621,338.90
   C) PARTIAL PREPAYMENTS                 CLASS A (100%)     $37,618.14
   D) TOTAL PRINCIPAL                                       $732,374.57

3. MISCELLANEOUS FEES                                         $5,788.69

4. TOTAL INSURANCE PROCEEDS                     NONE
  A) LIQUIDATION EXPENSES (TO SERVICER)         NONE
  B) PROPERTY PROTECTION EXPENSES (TO SERVICER) NONE
  C) AMOUNT ALLOCATED TO CLASS A                NONE
      BALANCE OF PROCEEDS                       NONE

5. TOTAL LIQUIDATION PROCEEDS                   NONE

  A) LIQUIDATION EXPENSES (TO SERVICER)         NONE
  B) PROPERTY PROTECTION XPENSES (TO SERVICER)  NONE
      BALANCE OF PROCEEDS (100% CLASS A)        NONE

6. SUBSTITUTION/PURCHASE DEFECTIVE-DELINQUENT LOANS +       NONE
  A) SUBSTITUTION AMOUNT +                      NONE
  B) PURCHASE PRICE AMOUNT                      NONE
  C) AMOUNT ALLOCATED TO CLASS A                NONE

7. AMOUNT OF ADVANCES **                                          $5,712.90

8.BALANCE OF CAPITALIZED INTEREST ACCOUNT AT CLOSING            $174,835.85
  AGGREGATE AMOUNT OF WITHDRAWALS FROM CAPITALIZED
  INTEREST ACCOUNT                                              $174,835.85
 A) WITHDRAWALS FROM OCT96                                       $58,278.62
 B) WITHDRAWALS FROM NOV96                                       $58,278.62
 C) WITHDRAWALS FROM DEC96                                       $58,278.61
  BALANCE REMAINING IN CAPITALIZED INTEREST ACCOUNT                   $0.00

9. SERVICING FEE                                                 $15,662.16

10.TRUSTEE FEE                                                    $1,252.97

11. SURETY FEE                                                    $8,264.44

12. AMOUNT DELETED FROM SERVICING FEE FOR EXTERNAL ACCOUNTANTS
   ($2,000.00 QUARTERLY OR $666.66 MONTHLY)                         $666.66

13. AGGREGATE WITHDRAWALS (LIST BELOW)
    A) LIQUIDATION EXPENSES                      NONE
    B) PROPERTY PROTECTION EXPENSES              NONE
    C) EXCESS OF SUBSTITUTED/REPURCVHASED DEFECTIVE MORTGAGE LOAN NONE
    D) LEGAL EXPENSES                            NONE
    E) UNREIMBURSED ADVANCES (WITHOUT INTEREST)                   $11,249.94
    F) NON-RECOVERABLE ADVANCES                  NONE
    G) MISCELLANEOUS FEES                                          $5,788.69

14. TOTAL AVAILABLE FUNDS FOR DISTRIBUTION                     $1,160,859.96

15. CLASS A FORMULA AMOUNT
    A) INTEREST (7.525%)                                         $222,106.79
    B) UNPAID CLASS A INTEREST SHORTFALL        NONE
    C) PRINCIPAL PAYMENTS                                         $73,417.53
    D) PREPAYMENTS (100%)                                        $658,957.04
    E) UNPAID CLASS A PRINCIPAL SHORTFALL       NONE
    F) OTHER                                    NONE
    G) TOTAL                                                     $954,481.36

16. REMAINING AVAILABLE FUNDS                                    $206,378.60

17. CLASS A DISTRIBUTION AMOUNT
    A) AMOUNT ALLOCABLE TO CURRENT INTEREST                      $222,106.79
    B) AMOUNT OF INTEREST UNPAID TO CLASS A HOLDERS PLUS
       ACCRUED INTEREST AT 7.525% FROM DISTRIBUTION DATE
       TO DISTRIBUTION DATE                     NONE
    C) AMOUNT ALLOCABLE TO CURRENT PRINCIPAL                     $732,374.57
    D) AMOUNT OF ANY UNPAID CLASS A PRINCIPAL SHORTFALL     NONE
    E) SUB-TOTAL                                                 $954,481.36
    F) EXCESS INTEREST PAYABLE TO CLASS A AS PRINCIPAL           $164,160.40
    G) TOTAL                                                   $1,118,641.76

18. UNPAID PRINCIPAL AND INTEREST FROM PRIOR AND CURRENT PERIOD
    A) UNPAID CLASS A INTEREST SHORTFALL        NONE
    B) UNPAID CLASS A PRINCIPAL SHORTFALL       NONE

19. REALIZED LOSSES (UNALLOCATED)
    A) PRINCIPAL BALANCE OF DEFAULTED LOAN            NONE
    B) UNPAID ACCRUED INTEREST (LESS SERVICING AND TRUSTEE FEES)  NONE
    C) LIQUIDATION PROCEEDS                           NONE
    D) REALIZED LOSSES (IF ANY)                       NONE
    E) AMOUNT OF LOSS ALLOCATED TO CLASS A            NONE

20. OVER-COLLATERALIZATION AMOUNT (POOL BALANCE-DELINQUENT
    LOAN LOSS RESERVES-DEFECTIVE MORTGAGE BALANCE NOT
    SUBSTITUTED OR REPURCHASED=ADJUSTED POOL BALANCE
    A) ADJUSTED POOL BALANCE                                $37,589,174.06
            MINUS
    B) CLASS A CERTIFICATE BALANCE                          $35,419,023.11
    C) DIFFERENCE                                            $2,170,150.95
            DIVIDED BY
    D) ADJUSTED POOL BALANCE                                $37,589,174.06
    E) OVERCOLLATERALIZATION AMOUNT AS A PERCENTAGE               5.77%

21. CLASS R DISTRIBUTION AMOUNT *               NONE

22. TOTAL POOL BALANCE AFTER DISTRIBUTION                   $36,856,799.52

23. CLASS A PRINCIPAL FACTOR AFTER DISTRIBUTION IS MADE
    A) PRINCIPAL AFTER DISTRIBUTION                         $34,522,488.14
    B) ORIGINAL PRINCIPAL                                   $38,799,000.00
    C) CLASS A PRINCIPAL FACTOR                               0.8897777813
    D) CLASS A PERCENTAGE AFTER DISTRIBUTION IS MADE                 93.67

24. DELINQUENCIES

    PERIOD                                NUMBER      PRINCIPAL
    (DAYS)                               OF LOANS    BALANCE
    30                                        5     $348,457.32
    60                                        0     $      0.00
    90 OR GREATER                             0     $      0.00
    FORECLOSURES                              1     $127,441.33
    REAL ESTATE ACQUIRED                      0     $      0.00
     TOTAL                                    6     $475,898.65

25. LISTING OF PROPERTY DAMAGED BY HAZERDOUS WASTE,
 IF APPLICABLE SEE ATTACHED
    APPLICABLE_______                  NOT APPLICABLE__X___

26. CAPITALIZED INTEREST ACCOUNT RECAP
    A. AGGREGATE WITHDRAWALS                    $174,835.85
    B.REMAINING BALANCE                         $0.00

27. WEIGHTED AVERAGE COUPON OF LOANS AFTER DISTRIBUTION HAS BEEN MADE   13.31

28. WEIGHTED AVERAGE MATURITY OF LOANS AFTER DISTRIBUTION HAS BEEN MADE   175

PREPARED BY:
ANNE BUCCERONI

VERIFIED BY:
DAVID LEVIN




* CLASS R WILL NOT RECEIVE ANY PAYMENTS UNTIL SUCH TIME
    OVERCOLLATERALIZATION IS MET.
** DETERMINED AS OF THE CLOSE OF BUSINESS ON THE4 DAY PRECEDING THE SERVICERS DISTRIBUTION DATE.(10TH DAY) "+ LOAN RATE MUST BE AT LEAST EQUAL TO LOAN RATE BEING REPLACED BY," " SAME OR BETTER PROPERTY TYPE, SAME OR BETTER OCCUPANCY STATUS, SHALL" " MATURE NO LATER HAN REPLACED LOAN, CLTV NO HIGHER THAN REPLACED LOAN," " SAME OR HIGHER QUALITY OF REPLACED LOAN, SHALL BE A FIRST MORTGAGE LOAN" " IF LOAN REPLACED WAS FIRST MORTGAGE, PRINCIPAL BALANCE EQUAL TO OR LESS " " THAN REPLACED LOAN,HAS A WEIGHTED AVERAGE LIFE OF NO GREATER"
  OR LESS THAN 12 MONTHS OF REPLACED LOAN.
++ PRINCIPAL PLUS ACCRUED AT THE NET LOAN RATE FROM DISTRIBUTION
   DATE TO DISTRIBUTION DATE.